UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by Spero Therapeutics, Inc. (the “Company”) on July 31, 2023 entitled “Spero Therapeutics Announces Special Protocol Assessment Agreement with FDA for Phase 3 PIVOT-PO Trial of Tebipenem HBr” is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

The Company is providing the clinical and business updates below regarding tebipenem HBr and SPR720.

Special Protocol Assessment Agreement with FDA for Pivotal Phase 3 PIVOT-PO Clinical Trial of Tebipenem HBr; Company to Receive $30.0 Million Development Milestone Payment from GSK

On July 31, 2023, the Company announced it received written agreement from the U.S. Food and Drug Administration (“FDA”), under a Special Protocol Assessment (“SPA”), on the design and size of PIVOT-PO, a pivotal Phase 3 clinical trial of tebipenem HBr in patients with complicated urinary tract infection (cUTI), including acute pyelonephritis (AP).

PIVOT-PO is a global, randomized, double-blind, pivotal Phase 3 clinical trial of oral tebipenem HBr vs. IV imipenem cilastatin, in hospitalized adult patients with cUTI/AP. The primary efficacy endpoint will be overall response (composite of clinical cure plus microbiological eradication) at the test-of-cure visit. The primary analysis for the trial will be an assessment of non-inferiority (NI) in the microbiological intention-to-treat population, based on a 10% NI margin, which is consistent with FDA guidance for non-inferiority studies in cUTI/AP. The FDA has indicated that positive and persuasive results from PIVOT-PO, along with previously completed studies, could be sufficient to support approval of tebipenem HBr as a treatment for cUTI, including pyelonephritis, for a limited use indication.

Under the terms of its previously announced exclusive license agreement (the “License Agreement”) with GlaxoSmithKline Intellectual Property (No. 3) Limited (“GSK”), the Company will be entitled to invoice and receive a $30.0 million development milestone payment. In addition, the Company is also eligible to receive the following milestone/royalty payments under the terms of the License Agreement conditional upon achievement of a certain progression of milestones: (1) up to an additional $120 million in development milestones as the Phase 3 clinical trial progresses; (2) up to $150 million in potential commercial milestones based on first commercial sales; (3) up to $225 million in potential sales-based milestones; and (4) low-single digit to low-double digit (if sales exceed $1.0 billion) tiered royalties on net product sales of tebipenem HBr in all territories, except Japan and certain other Asian countries.

SPR720

The Phase 2 clinical trial of SPR720, a potential novel first-line oral therapy for nontuberculous mycobacterial (NTM) infections, continues to enroll participants with more than 23 active sites. Based on this current pace of enrollment, the Company is updating its guidance with respect to the timing of top line data for the Phase 2 clinical trial, with an estimate of such data being available during the second half of 2024.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. These statements include, but are not limited to, statements about the design, initiation, timing, progress and results of the Company’s preclinical studies and clinical trials and its research and development programs. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including whether tebipenem HBr will advance through the clinical trial process on a timely basis, or at all, taking into account the effects of possible regulatory delays and clinical outcomes; whether the results of such trials will warrant submission for approval from the FDA or equivalent foreign regulatory agencies; whether the FDA will ultimately approve tebipenem HBr and, if so, the timing of any such approval; whether the FDA will require any additional clinical data or place labeling restrictions on the use of tebipenem HBr that would delay approval and/or reduce the commercial prospects of tebipenem HBr; whether a successful commercial launch can be achieved and market acceptance of tebipenem HBr can be established; whether the Company will satisfy all of the pre-conditions to receipt of the milestone payments under its various license and collaboration agreements; the lengthy, expensive, and uncertain process of clinical drug development for SPR720 and SPR206, including potential future challenges with patient enrollment, clinical trial design and manufacturing challenges; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials; the Company’s reliance on third parties to manufacture, develop, and commercialize its product candidates, if approved; the Company’s need for additional funding; the ability to commercialize the Company’s product candidates, if approved; the Company’s ability to retain key personnel; the Company’s dependence on raising capital and whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; and other factors discussed in the “Risk Factors” set forth in filings that the Company periodically makes with the U.S. Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated July 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

In accordance with General Instruction B.2 on Form 8-K, except as set forth under Item 8.01, the information set forth in Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2023	SPERO THERAPEUTICS, INC.

	By:	/s/ Tamara Joseph
Tamara Joseph
Chief Legal Officer